                 AmeriCredit Automobile Receivables Trust 2000-D
                      Class A-1 6.7200% Asset Backed Notes
                      Class A-2 6.6900% Asset Backed Notes
                      Class A-3 6.7400% Asset Backed Notes
                   Class A-4 Floating Rate Asset Backed Notes
                       Preliminary Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 2000-D, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and The Chase Manhattan Bank, as the Backup Servicer and Trust Collateral Agent, dated as of November 20, 2000. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.



The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

----------------------------------------------            -------------------------------------------------------------------------
MONTHLY PERIOD BEGINNING:          04/01/2001                                                                          ORIGINAL
MONTHLY PERIOD ENDING:             04/30/2001             PURCHASES             UNITS   CUT-OFF DATE   CLOSING DATE  POOL BALANCE
                                                          -------------------------------------------------------------------------
PREV. DISTRIBUTION/CLOSE DATE:     04/05/2001             INITIAL PURCHASE     20,032     11/20/2000     11/29/2000   $299,999,903
DISTRIBUTION DATE:                 05/07/2001             SUB. PURCHASE #1     17,899     01/22/2001     01/30/2001    299,998,797
DAYS OF INTEREST FOR PERIOD:
                                           32
DAYS IN COLLECTION PERIOD:
                                           30
                                                                             ------------------------------------------------------
MONTHS SEASONED:                                          TOTAL                37,931                                 $599,998,700
                                            5
----------------------------------------------            -------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
I.                             MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:
-----------------------------------------------------------------------------------------------------------------------------------

     {1}     Beginning of period Aggregate Principal Balance                                               {1}   $568,533,388
                                                                                                               ---------------

     {2}     Purchase of Subsequent Receivables                                                            {2}              0
                                                                                                               ---------------

             Monthly Principal Amounts

                 {3}     Collections on Receivables outstanding at end                      {3}     13,547,023
                         of period
                                                                                                ---------------
                 {4}     Collections on Receivables paid off during                         {4}      3,144,795
                         period
                                                                                                ---------------
                 {5}     Receivables becoming Liquidated Receivables                        {5}      1,455,621
                         during period
                                                                                                ---------------
                 {6}     Receivables becoming Purchased Receivables during period           {6}              0
                                                                                                ---------------
                 {7}     Cram Down Losses occurring during period                           {7}              0
                                                                                                ---------------
                 {8}     Other Receivables adjustments                                      {8}         44,263
                                                                                                ---------------
                 {9}     Less amounts allocable to Interest                                 {9}    (8,211,519)
                                                                                                ---------------

                {10}     Total Monthly Principal Amounts                                                  {10}      9,980,183
                                                                                                               ---------------

     {11}    End of period Aggregate Principal Balance                                                    {11}   $558,553,205
                                                                                                               ===============

     {12}    Pool Factor   ( {11} / Original Pool Balance)                                                {12}    93.0924025%
                                                                                                               ===============


------------------------------------------------------------------------------------------------------------------------------------
II.          MONTHLY PERIOD NOTE BALANCE CALCULATION:            CLASS A-1    CLASS A-2     CLASS A-3     CLASS A-4       TOTAL
                                                                 ---------    ---------     ---------     ---------       -----
---------------------------------------------------------------
     {13}    Original Note Balance                        {13}  $93,000,000  $210,000,000  $102,000,000  $195,000,000  $600,000,000
------------------------------------------------------------------------------------------------------------------------------------

     {14}    Beginning of period Note Balance             {14}  $53,073,707  $210,000,000  $102,000,000  $195,000,000  $560,073,707
                                                               ---------------------------------------------------------------------

     {15}    Noteholders' Principal Distributable Amount  {15}    9,980,183             0             0             0     9,980,183
     {16}    Noteholders' Accelerated Principal Amount    {16}    2,958,904             0             0             0     2,958,904
     {17}    Accelerated Payment Amount Shortfall         {17}      368,432             0             0             0       368,432
     {18}    Deficiency Claim Amount                      {18}            0             0             0             0             0
                                                               ---------------------------------------------------------------------

     {19}    End of period Note Balance                   {19}  $39,766,188  $210,000,000  $102,000,000  $195,000,000  $546,766,188
                                                               ===================================================================

     {20}    Note Pool Factors  ( {19} /                  {20}  42.7593419%   100.0000000%  100.0000000%  100.0000000%   91.1276980%
             {13} )
                                                               ===================================================================

                                       1

----------------------------------------------------------------------------------------------------------------------------------
III.         RECONCILIATION OF PRE-FUNDING ACCOUNT:
----------------------------------------------------------------------------------------------------------------------------------
     {21}    Beginning of period Pre-Funding Account balance                                {21}                            $0
                                                                                                                ---------------
     {22}    Purchase of Subsequent Receivables                                             {22}              0
                                                                                                 ---------------
     {23}    Investment Earnings                                                            {23}              0
                                                                                                 ---------------
     {24}    Investment Earnings Transfer to Collections                                    {24}              0
             Account
                                                                                                 ---------------
     {25}    Payment of Mandatory Prepayment Amount                                         {25}              0
                                                                                                 ---------------
     {26}    Total Month Activity                                                           {26}                             0
                                                                                                                ---------------
     {27}    End of period Pre-Funding Account balance                                      {27}                            $0
                                                                                                                ===============

-------------------------------------------------------------------------------------------------------------------------------
IV.          CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
     {28}    Total Monthly Principal Amounts                                                {28}                    $9,980,183
                                                                                                                ---------------
     {29}    Required Pro-forma Note Balance                                                {29}    502,697,885
                                                                                                 ---------------
     {30}    Pro-forma Note Balance                                                         {30}    550,093,524
                                                                                                 ---------------
     {31}    Step-down Amount  (Max of 0 or ({29} - {30}))                                  {31}                             0
                                                                                                                ---------------
     {32}    Principal Distributable Amount  ({28} - {31})                                  {32}                    $9,980,183
                                                                                                                ===============

-------------------------------------------------------------------------------------------------------------------------------
V.           RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:
-------------------------------------------------------------------------------------------------------------------------------
     {33}    Beginning of period Capitalized Interest  Account balance                      {33}                            $0
                                                                                                                ---------------
     {34}    Monthly Capitalized Interest Amount                                            {34}              0
                                                                                                 ---------------
     {35}    Investment Earnings                                                            {35}              0
                                                                                                 ---------------
     {36}    Investment Earnings Transfer to Collections                                    {36}              0
             Account
                                                                                                 ---------------
     {37}    Payment of Overfunded Capitalized Interest Amount                              {37}              0
                                                                                                 ---------------
     {38}    Payment of Remaining Capitalized Interest Account                              {38}              0
                                                                                                 ---------------
     {39}    Total Monthly Activity                                                         {39}                             0
                                                                                                                ---------------
     {40}    End of period Capitalized Interest Account                                     {40}                            $0
             balance
                                                                                                                ===============

-------------------------------------------------------------------------------------------------------------------------------
VI.    RECONCILIATION OF COLLECTION ACCOUNT:
-------------------------------------------------------------------------------------------------------------------------------
       AVAILABLE FUNDS:
     {41}     Collections on Receivables during period (net of Liquidation Proceeds)        {41}    $16,691,818
                                                                                                 ---------------
     {42}     Liquidation Proceeds collected during period                                  {42}        518,752
                                                                                                 ---------------
     {43}     Purchase Amounts deposited in Collection                                      {43}
                                                                                                 ---------------
     {44}     Investment Earnings - Collection                                              {44}         39,244
              Account
                                                                                                 ---------------
     {45}     Investment Earnings - Transfer From                                           {45}              0
              Prefunding Account
                                                                                                 ---------------
     {46}     Investment Earnings - Transfer From Capitalized Interest Account              {46}              0
                                                                                                 ---------------
     {47}     Collection of Supplemental Servicing -                                        {47}          8,008
              Extension Fees
                                                                                                 ---------------
     {48}     Collection of Supplemental Servicing - Repo and Recovery Fees Advanced        {48}         59,027
                                                                                                 ---------------
     {49}     Collection of Supplemental Servicing - Late                                   {49}         45,951
              Fees
                                                                                                 ---------------
     {50}     Monthly Capitalized Interest Amount                                           {50}              0
                                                                                                 ---------------
     {51}     Mandatory Note Prepayment Amount                                              {51}              0
                                                                                                 ---------------
     {52}     Proceeds from Cap Agreement                                                   {52}              0
                                                                                                 ---------------
     {53}     Total Available Funds                                                         {53}                    17,362,800
                                                                                                                ---------------

       DISTRIBUTIONS:
     {54}     Base Servicing Fee -  to Servicer                                             {54}      1,066,000
                                                                                                 ---------------
     {55}     Repo and Recovery Fees - reimbursed to                                        {55}         59,027
              Servicer
                                                                                                 ---------------
     {56}     Bank Service Charges - reimbursed to Servicer                                 {56}          6,672
                                                                                                 ---------------
     {57}     Late Fees - to Servicer                                                       {57}         45,951
                                                                                                 ---------------
     {58}     Overpayments - reimbursed to Servicer                                         {58}         24,460
                                                                                                 ---------------
     {59}     Agent fees - to Trustee                                                       {59}              0
                                                                                                 ---------------

              NOTEHOLDERS' INTEREST DISTRIBUTABLE AMOUNT
              ----------------------------------------------------------------------------------------------
                               BEGINNING     INTERESTINTEREST                                  CALCULATED
                 CLASS       NOTE BALANCE    CARRYOVER RATE          DAYS      DAYS BASIS       INTEREST
              ----------------------------------------------------------------------------------------------
     {60}      Class A-1         $53,073,707       0  6.72000%        32    Actual days/360        $317,027     {60}        317,027
                                                                                                                     ---------------
     {61}      Class A-2         210,000,000       0  6.69000%        30         30/360           1,170,750     {61}      1,170,750
                                                                                                                     ---------------
     {62}      Class A-3         102,000,000       0  6.74000%        30         30/360             572,900     {62}        572,900
                                                                                                                     ---------------
     {63}      Class A-4         195,000,000       0  5.27125%        32    Actual days/360         913,683     {63}        913,683
              ----------------------------------------------------------------------------------------------         ---------------

              NOTEHOLDERS' PRINCIPAL DISTRIBUTABLE AMOUNT
              ----------------------------------------------------------------------------------------------
                               PRINCIPAL     PRINCIPAL         EXCESS          MANDATORY         TOTAL
                 CLASS       DISTRIBUTABLE   CARRYOVER      PRINCIPAL DUE   NOTE PREPAYMENT    PRINCIPAL
              ----------------------------------------------------------------------------------------------
     {64}      Class A-1          $9,980,183       0         0                             0     $9,980,183     {64}      9,980,183
                                                                                                                     ---------------
     {65}      Class A-2                   0       0         0                             0              0     {65}              0
                                                                                                                     ---------------
     {66}      Class A-3                   0       0         0                             0              0     {66}              0
                                                                                                                     ---------------
     {67}      Class A-4                   0       0         0                             0              0     {67}              0
              ----------------------------------------------------------------------------------------------         ---------------

     {68}     Security Insurer Premiums - to FSA                                                                {68}        113,910
                                                                                                                     ---------------
     {69}     Security Insurer Premiums - to RCCA                                                               {69}        133,333
                                                                                                                     ---------------
     {70}     Total distributions                                                                               {70}     14,403,896
                                                                                                                     ---------------

     {71}    Excess Available Funds  (or Deficiency Claim Amount )                                              {71}      2,958,904
                                                                                                                     ---------------

     {72}    Deposit to Spread Account to Increase to Required Level                                            {72}              0
                                                                                                                     ---------------

     {73}    Noteholders' Accelerated Principal Amount                                                          {73}      2,958,904
                                                                                                                     ---------------

                                       2

     {74}    Deposit to Spread Account                                                                 {74}                 $0
                                                                                                                ===============

------------------------------------------------------------------------------------------------------------------------------------
VlI.         CALCULATION OF ACCELERATED PRINCIPAL AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
     {75}    Excess Available Funds After Amount to Increase Spread to Required
               Level  ({73})                                                                {75}     $2,958,904
                                                                                                  ---------------
     {76}    Pro Forma Note Balance    ({14} - {10})                                        {76}    550,093,524
                                                                                                 ---------------
     {77}    Required Pro Forma Note Balance   (90.0% x ({11} + {27}))                      {77}    502,697,885
                                                                                                 ---------------
     {78}    Excess of Pro Forma Balance over Required Balance   ({76}                      {78}     47,395,639
             - {77})
                                                                                                 ---------------
     {79}    End of Period  Class A-1 Note Balance                                          {79}     39,766,188
                                                                                                 ---------------
     {80}    Lesser of {78} or {79}                                                         {80}     39,766,188
                                                                                                 ---------------
     {81}    Accelerated Principal Amount  (lesser of  {74} or {80})                        {81}                    $2,958,904
                                                                                                                ---------------

-------------------------------------------------------------------------------------------------------------------------------
VIII.        CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL
-------------------------------------------------------------------------------------------------------------------------------
     {82}    Pro Forma Note Balance    ({14} - {10})                                        {82}   $550,093,524
                                                                                                 ---------------
     {83}    Required Pro Forma Note Balance   (90.0% x ({11} + {27}))                      {83}    502,697,885
                                                                                                 ---------------
     {84}    Excess of Pro Forma Balance over Required Balance   ({83}                      {84}     47,395,639
             - {84})
                                                                                                 ---------------
     {85}    End of Period  Class A-1 Note Balance                                          {85}     39,766,188
                                                                                                 ---------------
     {86}    Greater of {84} or {85}                                                        {86}     47,395,639
                                                                                                 ---------------
     {87}    Excess Available Funds  ({71})                                                 {87}      2,958,904
                                                                                                 ---------------
     {88}    Investment Earnings on Collection Account  ({44})                              {88}         39,244
                                                                                                 ---------------
     {89}    Accelerated Payment Amount Shortfall ({86} - {87} + {88})                      {89}                   $44,475,979
                                                                                                                ---------------

-----------------------------------------------------------------------------------------------------------------------------------
IX.          RECONCILIATION OF SPREAD ACCOUNT:                     INITIAL         AMENDED         SUB #1
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                   REDUCTION                            TOTAL
                                                               --------------------------------------------------------------------
     {90}    INITIAL OR SUBSEQUENT SPREAD ACCOUNT DEPOSITS           $8,999,997    (2,999,999)      5,999,976          $11,999,974
-----------------------------------------------------------------------------------------------------------------------------------

     {91}    BEGINNING OF PERIOD SPREAD ACCOUNT BALANCE                                     {91}                       $17,056,002
                                                                                                                    ---------------

             ADDITIONS TO SPREAD ACCOUNT
                {92}     Deposits from Collections Account    ({73})                        {92}              0
                                                                                                 ---------------
                {93}     Investment Earnings                                                {93}         69,026
                                                                                                 ---------------
                {94}     Deposits Related to Subsequent Receivables                         {94}              0
                         Purchases
                                                                                                 ---------------
                {95}     Total Additions                                                    {95}                            69,026
                                                                                                                    ---------------

     {96}    SPREAD ACCOUNT BALANCE AVAILABLE FOR  WITHDRAWALS                              {96}                        17,125,028
                                                                                                                    ---------------

             REQUISITE AMOUNT OF SPREAD ACCOUNT
                  DURING FUNDING PERIOD (THE AMOUNT BELOW WILL
                  BE ZERO AFTER THE FUNDING PERIOD.)
             {97}     Total Initial & Subsequent Spread Account                             {97}           0
                      Deposits ({90})
                                                                                              ---------------
                AFTER FUNDING PERIOD (ALL AMOUNTS BELOW WILL BE ZET APPLICABLE OR DURING FUNDING PERIOD.)
                 -------------------------------------------------------------------------------------------------------------------
                             Floor Amount   (Calculation Below)             =               8,999,981
                             -------------------------------------------------------------------------------------------------------
             {98}          (Max of  (1.)$100,000 or (2.) Lesser of Note Balance and 1.5%
                              Original Pool Balance)                                        {98}               0
                                                                                                 ----------------
             {99}     Recourse Reduction Amount  (if any)                                   {99}               0
                      ------------------------------------------------------------               ----------------
             {100}    If OC % is less than 12.00%, then 3% of Aggregate
                         Principal Ending Balance                       16,756,596          {100}     16,756,596
                      ------------------------------------------------------------               ----------------
             {101}    If OC % is equal to or greater than 12.00%, then
                         (12%-OC level)*Aggr Prin Bal                            0          {101}              0
                      ------------------------------------------------------------               ----------------
             {102}    If Trigger Event exists then 15% of the Aggregate
                        Principal Balance                                                   {102}              0
                                                                                                  ---------------
             {103}    If an Insurance Agreement Event of Default exists
                         then an unlimited amount (as specified by FSA)                     {103}              0
                                                                                                  ---------------
             {104}    Requisite Amount of Spread Account                                    {104}                    16,756,596
                                                                                                                 ---------------

                WITHDRAWALS FROM SPREAD ACCOUNT
             {105}    Priority First - Deficiency Claim
                      Amount                                                                {105}              0
                                                                                                  ---------------
                      Priority Second - Accelerated Payment Amount
                      Shortfall                       =                                     44,475,979
                      ------------------------------------------------------------
             {106}         Accelerated Payment Amount Shortfall
                             in Excess of Requisite Amount                                  {106}        368,432
                                                                                                  ---------------
             {107}    Priority Third through Fourth                                         {107}
                                                                                                  ---------------
             {108}    Priority Fifth through Sixth                                          {108}
                                                                                                  ---------------
             {109}    Priority Seventh - to Servicer                                        {109}              0
                                                                                                  ---------------
             {110}    Total withdrawals                                                     {110}                       368,432
                                                                                                                 ---------------

             (111}    END OF PERIOD SPREAD ACCOUNT BALANCE                                  {111}
                                                                                                                     16,756,596
                                                                                                                 ---------------

------------------------------------------------------------------------------------------------------------------------------------
X.        CALCULATION OF OC LEVEL AND OC PERCENTAGE
------------------------------------------------------------------------------------------------------------------------------------
             {112}    Aggregate Principal Balance                                           {112}    558,553,205
                                                                                                  ---------------
             {113}    End of period Note Balance                                            {113}    546,766,188
                                                                                                  ---------------
             {114}    Line {112} less line {113} (During Funding
                        Period amount equal to zero)                                        {114}     11,787,017
                                                                                                  ---------------
             {115}    OC level     {114} / {112}                                            {115}          2.11%
                                                                                                  ---------------
             {116}    Ending Spread Balance as a percentage of Aggregate
                        Principal Balance ({111}/{112})                                     {116}          3.00%
                                                                                                  ---------------
             {117}    OC Percentage ({115} + {116})                                         {117}                         5.11%
                                                                                                                 ---------------





By:      /s/Preston A. Miller
         ---------------------------------------
Name:    Preston A. Miller
         -----------------
Title:   Executive Vice President and Treasurer
         --------------------------------------
Date:    May 2, 2001
         -----------

                 AmeriCredit Automobile Receivables Trust 2000-D
                      Class A-1 6.7200% Asset Backed Notes
                      Class A-2 6.6900% Asset Backed Notes
                      Class A-3 6.7400% Asset Backed Notes
                   Class A-4 Floating Rate Asset Backed Notes
                             Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 2000-D, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and The Chase Manhattan Bank, as the Backup Servicer and Trust Collateral Agent, dated as of November 20, 2000. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

-------------------------------------------------------------
MONTHLY PERIOD BEGINNING:                         04/01/2001
MONTHLY PERIOD ENDING:                            04/30/2001
PREV. DISTRIBUTION/CLOSE                          04/05/2001
DATE:
DISTRIBUTION                                      05/07/2001
DATE:
DAYS OF INTEREST FOR
PERIOD:                                                   32
DAYS IN COLLECTION PERIOD:
                                                          30
MONTHS SEASONED:
                                                           5
------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
I.       MONTHLY PERIOD NOTE BALANCE CALCULATION:       CLASS A-1     CLASS A-2      CLASS A-3        CLASS A-4         TOTAL
                                                        ---------     ---------      ---------        ---------         -----
    {1}  Original Note Balance                     {1}  $93,000,000   $210,000,000    $102,000,000    $195,000,000     $600,000,000
------------------------------------------------------------------------------------------------------------------------------------

    {2}  Preliminary End of period                 {2}  $39,766,188   $210,000,000    $102,000,000    $195,000,000     $546,766,188
         Note Balance
                                                       -----------------------------------------------------------------------------

    {3}  Deficiency Claim Amount                   {3}            0              0               0               0                0

    {4}  End of period Note Balance                {4}  $39,766,188   $210,000,000    $102,000,000    $195,000,000     $546,766,188
                                                       =============================================================================

    {5}  Note Pool Factors  {4} /                  {5}  42.7593419%   100.0000000%    100.0000000%    100.0000000%      91.1276980%
         {1}
                                                       =============================================================================


------------------------------------------------------------------------------------------------------------------------------------
II.      RECONCILIATION OF SPREAD ACCOUNT:
------------------------------------------------------------------------------------------------------------------------------------

    {6}  Preliminary End of period Spread Account                                                {6}       $16,756,596
         balance
                                                                                                     ------------------

    {7}  Priority First - Deficiency Claim Amount                                                {7}                 0
         from preliminary certificate
                                                                                                     ------------------

    {8}  End of period Spread                                                                    {8}       $16,756,596
         Account balance
                                                                                                     ------------------

-----------------------------------------------------------------------------------------------------------------------
III.     MONTHLY PERIOD AND CUMULATIVE NUMBER OF RECEIVABLES CALCULATION:
-----------------------------------------------------------------------------------------------------------------------

                                                                                     ----------------------------------
                                                                                       CUMULATIVE         MONTHLY
                                                                                     ----------------------------------
    {9}  Original Number of                                                      {9}          20,032
         Receivables
                                                                                     ----------------------------------
    {10} Beginning of period                                                    {10}               0            37,063
         number of Receivables
    {11} Number of Subsequent Receivables Purchased                             {11}          17,899                 0
    {12} Number of Receivables becoming Liquidated                              {12}             295                95
         Receivables during period
    {13} Number of Receivables becoming Purchased                               {13}               0                 0
         Receivables during period
    {14} Number of Receivables paid off during period                           {14}             904               236
                                                                                     ----------------------------------
    {15} End of period number of                                                {15}          36,732            36,732
         Receivables
                                                                                     ----------------------------------

-----------------------------------------------------------------------------------------------------------------------
IV.      STATISTICAL DATA:  (CURRENT AND HISTORICAL)
-----------------------------------------------------------------------------------------------------------------------

                                                                                ---------------------------------------
                                                                       ORIGINAL        PREV. MONTH        CURRENT
                                                                   ----------------------------------------------------
    {16} Weighted Average APR of the Receivables              {16}            19.30%          18.39%            18.38%
    {17} Weighted Average Remaining Term of the               {17}                             57.69             56.74
         Receivables                                                          61.00
    {18} Weighted Average Original Term of Receivables        {18}                             62.00             62.00
                                                                              62.00
    {19} Average Receivable Balance                           {19}           $15,818         $15,340           $15,206
    {20} Aggregate Realized Losses                            {20}                $0      $1,259,392        $2,196,261
                                                                   ----------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
V.       DELINQUENCY:
-----------------------------------------------------------------------------------------------------------------------

                                                                   ----------------------------------------------------
         Receivables with Scheduled Payment delinquent                   UNITS           DOLLARS        PERCENTAGE
                                                                  -----------------------------------------------------
             {21}     31-60 days                              {21}             2,170     $33,783,936             5.94%
             {22}     61-90 days                              {22}               577       8,900,645             1.57%
             {23}     over 90 days                            {23}               161       2,460,677             0.43%
                                                                  -----------------------------------------------------
             {24}     Receivables with Scheduled Payment
                        delinquent more than 30 days          {24}             2,908     $45,145,258             7.94%
                        at end of period
                                                                  -----------------------------------------------------

                                       1

------------------------------------------------------------------------------------------------------------------------------------
VI.      PERFORMANCE TESTS:
------------------------------------------------------------------------------------------------------------------------------------

         ---------------------------------------------------------------------------------------------------------------------------
         DELINQUENCY RATIO
             {25}     Receivables with Scheduled Payment delinquent more than   {25}     $11,361,322
                      60 days at end of period ({22} + {23})
                                                                                     ----------------
             {26}     Purchased Receivables with Scheduled Payment delinquent   {26}
                      more than 60 days at end of period
                                                                                     ----------------
             {27}     Beginning of period Principal                             {27}     568,533,388
                      Balance
                                                                                     ----------------
             {28}     Delinquency Ratio {25} + {26}                             {28}                             2.00%
                      divided by {27}
                                                                                                     ------------------
             {29}     Previous Monthly Period                                   {29}                             1.51%
                      Delinquency Ratio
                                                                                                     ------------------
             {30}     Second previous Monthly Period                            {30}                             1.14%
                      Delinquency Ratio
                                                                                                     ------------------

             {31}     Average Delinquency Ratio ({28}                           {31}                             1.55%
                      + {29} + {30}) / 3
                                                                                                     ------------------

             {32}     Compliance (Delinquency Test Failure is a Delinquency     {32}                            yes
                      Ratio equal to or greater than 4.00%.)
                                                                                                     ------------------

         --------------------------------------------------------------------------------------------------------------

         --------------------------------------------------------------------------------------------------------------
         CUMULATIVE DEFAULT RATE
             {33}     Defaulted Receivables in                                  {33}      $3,883,126
                      Current Period
                                                                                     ----------------
             {34}     Cumulative Defaulted                                      {34}       7,302,806
                      Receivables from last month
                                                                                     ----------------
             {35}     Cumulative Defaulted                                      {35}      11,185,932
                      Receivables {33} + {34}
                                                                                     ----------------
             {36}     Original                                                  {36}     599,998,700
                      Pool Balance
                                                                                     ----------------
             {37}     Cumulative Default Rate {35}                              {37}                             1.86%
                      divided by {36}
                                                                                                     ------------------

             {38}     Compliance (Default Test Failure is a Cumulative          {38}                            yes
                      Default Rate equal to or greater than 5.82%.)
                                                                                                     ------------------

         --------------------------------------------------------------------------------------------------------------

         --------------------------------------------------------------------------------------------------------------
         CUMULATIVE NET LOSS RATE
             {39}     Receivables becoming Liquidated                           {39}      $1,455,621
                      Receivables during period
                                                                                     ----------------
             {40}     Purchased Receivables with Scheduled Payment delinquent   {40}
                      more than 30 days at end of period
                                                                                     ----------------
             {41}     Cram Down Losses occurring                                {41}
                      during period
                                                                                     ----------------
             {42}     Liquidation Proceeds collected                            {42}       (518,752)
                      during period
                                                                                     ----------------
             {43}     Net Losses during period {39} +                           {43}         936,869
                      {40} + {41} + {42}
                                                                                     ----------------
             {44}     Net Losses since Initial Cut-off Date                     {44}       1,259,392
                      (Beginning of Period)
                                                                                     ----------------
             {45}     CUMULATIVE NET LOSS RATE BEFORE 50% OF 90 DAY             {45}           0.37%
                      DELINQUENCIES ({43} + {44}) / {47}
                                                                                   ------------------
             {46}     50% of Receivables with Scheduled Payment delinquent
                      more than 90 days at end of period                        {46}       3,291,125
                                                                                     ----------------
             {47}     Original Aggregate Principal Balance plus Pre-Funded
                      Amount as of the Closing Date                             {47}     600,000,000
                                                                                     ----------------
             {48}     Cumulative Net Loss Rate ({43}
                      + {44} + {46}) / {47}                                     {48}                             0.91%
                                                                                                     ------------------

             {49}     Compliance (Net Loss Test Failure is a Net Loss Rate
                      equal to or greater than 3.44%.)                          {49}                            yes
                                                                                                     ------------------


         --------------------------------------------------------------------------------------------------------------
         EXTENSION RATE

             {50}     Principal Balance of Receivables extended                 {50}      $2,119,880
                      during current period
                                                                                     ----------------
             {51}     Beginning of Period Aggregate                             {51}     568,533,388
                      Principal Balance
                                                                                     ----------------
             {52}     Extension Rate {50} divided by                            {52}                             0.37%
                      {51}
                                                                                                     ------------------
             {53}     Previous Monthly Extension Rate                           {53}                             0.16%
                                                                                                     ------------------
             {54}     Second previous Monthly                                   {54}                             0.04%
                      Extension Rate
                                                                                                     ------------------

             {55}     Average Extension Rate ({52}                              {55}                             0.19%
                      +{53} +{54}) / 3
                                                                                                     ------------------

             {56}     Compliance (Extension Test Failure is an Extension Rate   {56}                             yes
                      equal to or greater than 4%.)
                                                                                                     ------------------

         --------------------------------------------------------------------------------------------------------------


By:         /s/ Preston A. Miller
            ---------------------
Name:       Preston A. Miller
            -----------------
Title:      Executive Vice President and Treasurer
            --------------------------------------
Date:       May 2, 2001
            -----------

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